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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  1-16383              95-4352386
 (State or other jurisdiction of    (Commission         (I.R.S. Employer
  incorporation or organization)    File Number)        Identification No.)

                   717 Texas Avenue
                      Suite 3100
                    Houston, Texas                         77002
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On August 31, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that its indirect, wholly-owned subsidiary, Cheniere LNG Holdings, LLC, has closed on a $600 million Senior Secured Term Loan with Credit Suisse. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number             Description
-------            -----------

99.1               Press Release, dated August 31, 2005 (filed herewith)





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHENIERE ENERGY, INC.


     Date: August 31, 2005               By:   /s/ Don A. Turkleson
                                               --------------------
                                               Name:  Don A. Turkleson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX


Exhibit
Number             Description
-------            -----------

99.1               Press Release, dated August 31, 2005 (filed herewith)